UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 10, 2009 (March 4, 2009)

BROWN SHOE COMPANY, INC.

(Exact Name of Registrant as Specified in its Charter)

New York (State or Other Jurisdiction of Incorporation)	1-2191 (Commission File Number)	43-0197190 (IRS Employer Identification Number)
8300 Maryland Avenue, St. Louis, Missouri 63105 (Address of Principal Executive Office)
Registrant’s telephone number, including area code: (314) 854-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On March 4 and 5, 2009, the Compensation Committee (“Committee“) of the Board of Directors of Brown Shoe Company, Inc. (“Company”), conducted its annual compensation review for the executive officers named in the Summary Compensation Table of the Company’s 2008 Proxy Statement (“NEOs”).  Based on its review of  individual and Company performance for fiscal 2008, competitive market data, and considering the difficult economic environment anticipated for fiscal 2009, the Committee approved base salaries, restricted stock grants and annual incentive awards for fiscal 2009.  These determinations, as well as a description of other compensation and benefits for the NEOs, are described on Exhibit 10.1 hereto, which is hereby incorporated by reference.

The Committee determined that as to both the fiscal 2008 annual incentive and the 2006-2008 long-term incentive awards, the Company did not meet the threshold level of adjusted earnings per share; therefore, those awards were not earned or payable.

The Committee considered a long-term incentive plan for 2009-2011 for the NEOs, but deferred making award decisions pending further discussion at a subsequent meeting.

The Committee also approved amending the outstanding long-term incentive awards for the 2008-2010 and 2007-2009 performance periods, including those held by our NEOs, to provide that the performance share component of such awards would be not be payable in shares of the Company’s common stock, and instead, would be payable based on the cash equivalent value of performance shares earned.   The forms for the 2008-2010 award agreement and related amendment are attached as Exhibits 10.3 and 10.4, respectively; and the forms for the 2007-2009 award agreement and related amendment are attached as Exhibits 10.5 and 10.6, respectively; and all such exhibits are incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits

See exhibit index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWN SHOE COMPANY, INC.

Date: March 10, 2009	By: /s/ Michael I. Oberlander
Michael I. Oberlander
Senior Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Exhibit

10.1*+	Summary of compensation arrangements for the named executive officers of Brown Shoe Company, Inc., filed herewith.
10.2*
Brown Shoe Company, Inc. Incentive and Stock Compensation Plan of 2002, as Amended and Restated as of May 22, 2008, incorporated by reference to Exhibit A to the Company’s definitive proxy statement dated April 11, 2008 and filed April 11, 2008.

10.3*
Form of Performance Unit Aware Agreement (for 2008-2010 performance period) under the Brown Shoe Company, Inc. Incentive and Stock Compensation Plan of 2002, incorporated by reference to Exhibit 10.1e to the Company's Form 10-Q for the quarter ended August 2, 2008, filed September 10, 2008.

10.4*+	Amendment to Performance Unit Award Agreement (for 2008-2010 performance period) under the Brown Shoe Company, Inc. Incentive and Stock Compensation Plan of 2002, filed herewith.
10.5*
Form of Performance Share Award Agreement (for 2007-2009 performance period) under the Brown Shoe Company, Inc. Incentive and Stock Compensation Plan of 2002, incorporated by reference to Exhibit 10.5f to the Company’s Form 10-K dated January 28, 2006, filed April 10, 2006.

10.6*+	Amendment to Performance Share Award Agreement (for 2007-2009 performance period) under the Brown Shoe Company, Inc. Incentive and Stock Compensation Plan of 2002, filed herewith.
10.7*
Form of Restricted Stock Award Agreement under the Brown Shoe Company, Inc. Incentive and Stock Oompensation Plan of 2002, incorporated by reference to Exhibit 10.1c to the Company's Form 10-Q for the quarter ended August 2, 2008 filed September 10, 2008.

*           Denotes management contract or compensatory plan arrangement.
+           Filed herewith